                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)        December 1, 1995
                                                -------------------------------

First Chicago Corporation
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(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Delaware                            1-6052                 36-2669970
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(STATE OR OTHER JURISDICTION      (COMMISSION            (IRS EMPLOYER
     OF INCORPORATION)            FILE NUMBER)         IDENTIFICATION NO.)


One First National Plaza,  Chicago, IL                        60670
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   312-732-4000
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ITEM 5.  OTHER EVENTS
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     CHICAGO AND DETROIT, December 1, 1995 -- First Chicago Corporation and NBD
Bancorp, Inc. announced that their merger of equals became effective today.

     Starting today, First Chicago NBD Corporation's common stock will trade on the New York Stock Exchange under the symbol FCN.

     The merger, which was announced on July 12, creates the nation's 6th largest bank holding company with assets of about $124 billion. First Chicago NBD is the leading provider of banking products and services in the Midwest.







Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       First Chicago Corporation
                                       --------------------------
                                       (REGISTRANT)


Date:  December 1, 1995                By:     \s\ Robert A. Rosholt
      -------------------                     ---------------------------------
                                       Title: Executive Vice President and
                                              Chief Financial Officer